EXHIBIT A

Promissory Note Number 01

Hereby made a part of Loan and Security Agreement Number1202

$350,000.00

FOR VALUE RECEIVED, MICROHELIX, INC. an Oregon Corporation and MOORE ELECTRONICS, INC., an Oregon Corporation (Co-Debtors) promise to pay to the order of VENCORE SOLUTIONS LLC ("Lender"), at such address as Lender may designate by notice to Co-Debtors, in lawful money of the United States, the principal sum of Three Hundred Fifty Thousand Dollars and 00/100 ($350,000.00) together with interest for a period of thirty-one (31) consecutive months. Each of the first thirty (30) consecutive monthly installments shall be Fourteen Thousand One Hundred Seventy-Five Dollars and 00/100 ($14,175.00), commencing on July 15th, 2006 ("Commencement Date") and continuing on the same day of each month thereafter until January 15, 2009, at which time the final payment of Thirty-Five Thousand Dollars and 00/100 ($35,000.00) ("Final Payment") of the outstanding principal balance and accrued interest shall be due in full.

Upon execution of this Note, Debtor will prepay the first and thirtieth payments due under this Note together with a documentation fee of Three Thousand Five Hundred Dollars ($3,500.00) and a security deposit of Thirty-Five Thousand Dollars and 00/100 ($35,000.00) and these amounts will be deducted from the proceeds of the Loan. Except for these prepayments, Debtor may not prepay any amounts due under this Note without the prior written consent of Lender, which may be given or withheld in its sole discretion.

This Note is one of the Notes referred to in the Loan and Security Agreement Number 1202 between Co-Debtors and Lender (as the same may from time to time be amended, supplemented or otherwise modified, the "Agreement"), is secured as provided in the Agreement, and is subject to the terms and provisions thereof. Capitalized terms used herein shall have the respective meanings given them in the Agreement unless otherwise defined herein or unless the context otherwise requires.

If a payment is more than ten (10) days late, Co-Debtors will be assessed a late fee and charged five percent (5%) of such payment.

Upon the occurrence and continuance of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note, together with any interest accrued, may be declared to be (or, with respect to certain Events of Default, automatically shall become) immediately due and payable in the sum of all existing delinquent principal payments, interest and late fees plus all future payments due under this Note discounted to present value at a discount rate of six percent (6%) per annum. Interest shall accrue on the accelerated balance at the lesser of eighteen percent (18%) per annum or the highest rate allowed under applicable law.

In the event that Lender or any holder of this Note shall institute any action for the enforcement or the collection of this Note, there shall be immediately due and payable, in addition to the unpaid balance hereof, all costs and expenses of such action, including reasonable attorneys' fees and costs, whether incurred at trial, on appeal or in any bankruptcy proceeding.

Co-Debtors and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew, or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; fail to realize upon or perfect Lender's security interest in the collateral; or take any other action deemed reasonably necessary by Lender without the consent of or notice to anyone. If Co-Debtors consists of more than one person or entity, all obligations of Co-Debtors herein shall be joint and several.

Exhibit A Signature Page.

LENDER:

VENCORE SOLUTIONS LLC
A DELAWARE LIMITED LIABLITY COMPANY

By: /s/ James Paul Johnson

Name: James Paul Johnson

Title: Senior Vice President

Date: 6/22/06

CO-DEBTOR:

MICROHELIX, INC.
AN OREGON CORPORATION

By: X /s/ Tyram H. Pettit

Name: X Tyram H. Pettit

Title: X President & CEO

Date: X 6/22/06

CO-DEBTOR:

MOORE ELECTRONICS, INC.
AN OREGON CORPORATION

By: X /s/ Tyram H. Pettit

Name: X Tyram H. Pettit

Title: X President & CEO

Date: X 6/22/06